RYDER SCOTT COMPANY                                           Fax (713) 651-0849
PETROLEUM ENGINEERS
1100 Louisiana  Suite 3800   Houston, Texas 77002-5218  Telephone (713) 651-9191







                      CONSENT OF PETROLEUM ENGINEERING FIRM
                        AMENDMENT NO. 1 TO ANNUAL REPORT


     We consent to the reference to our name included in this Annual Report on Form 10-K405/A for the year ended December 31, 1997 for Geodyne Energy Income Limited Partnership II-B.


                                          //s// Ryder Scott Company
                                                 Petroleum Engineers

                                          RYDER SCOTT COMPANY
                                          PETROLEUM ENGINEERS




Houston, Texas
July 27, 1998